SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2007

Health Enhancement Products, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30415	87-0699977
(Commission File Number)	(I.R.S. Employer Identification No.)

7740 East Evans Rd., Suite A100, Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(480) 385-3800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01:  Other Events

On August 31, 2007, the Registrant and its wholly owned subsidiary, HEPI Pharmaceuticals, Inc., issued the press release filed herewith as Exhibit No. 99.1.

Item 9.01:  Financial Statements and Exhibits

Exhibit 99.1  August 31, 2007 Press Release of Health Enhancement Products, Inc. and HEPI Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2007	HEALTH ENHANCEMENT PRODUCTS, INC.

By /s/Thomas D. Ingolia
Thomas D. Ingolia , Chief Executive Officer